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                                                                    EXHIBIT 99.4

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          THIS REGISTRATION RIGHTS AGREEMENT is made and entered into this 1st day of June, 1999, by and between BELLSOUTH MOBILITY INC, a Georgia corporation ("BMI"), and CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation ("COMPANY").

                                   RECITALS:
                                   --------

          WHEREAS, this Agreement is made pursuant to that certain Agreement to Sublease dated as of the date hereof (the "Agreement to Sublease"), among BMI, Company, BellSouth Telecommunications, Inc., Crown Castle South Inc. and certain transferring entities.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:


     SECTION 1.  Certain Definitions.
                 -------------------

          (a) As used herein, the following terms shall have the following respective meanings:

                 "BAM Registration Rights" shall mean the registration rights granted in respect of the BAM Shares.

                 "BAM Shares" shall mean the shares of common stock of Crown Castle International Corp. initially issued pursuant to Formation Agreement dated as of December 8, 1998 and that constitute Registrable Shares as that term is defined in the registration rights granted in respect of such shares in such Formation Agreement.

                 "Commission" shall mean the U.S. Securities and Exchange Commission.

                 The terms "register," "registered" and "registration" refer to a resale registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                 "Registrable Shares" shall mean those shares that are (a) (i) issued to BMI, any Transferring Entity (as defined in the Agreement to Sublease) or any BMI Affiliate (as defined in the Agreement to Sublease) pursuant to the Agreement to Sublease (the "BellSouth Shares") and (ii) any securities issued or issuable in respect of BellSouth
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Shares upon any stock split, stock dividend, distribution, reorganization, merger, consolidation, consideration, exchange, recapitalization or other similar event occurring following the date of the Agreement and (b) "restricted securities" as defined in rule 144(a) (3) under the Securities Act.

                 "Registration Expenses" shall mean all expenses, other than Selling Expenses, incurred by Company in complying with Sections 2, 3 and 4 hereof, including without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Registrable Shares.

                 "Stockholders" shall mean those individuals and entities listed in Schedule I to the Stockholders Agreement.

                 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the Registrable Securities registered pursuant to Sections 2, 3 and 4 hereof and, except for the fees and disbursements of one counsel as included in Registration Expenses, the costs of any counsel retained by or on behalf of the holders of such Registrable Securities.

                 "Stockholders Agreement" shall mean the Stockholders Agreement dated as of the 21st of August, 1998 among Company and each of the Stockholders listed in Schedule I thereto.

     SECTION 2.  "Piggy-Back" Registration.  If Company at any time proposes to
                  ------------------------
register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor or similar forms thereto and other than pursuant to a registration under Section 3), each such time it will give written notice to all holders of outstanding Registrable Shares of its intention to do so. Upon the written request of any such holder, received by Company within twenty (20) days after the giving of any such notice by Company, to register any of its Registrable Shares, Company will, except as provided below, cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Company, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Shares so registered. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of securities, the number of securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein as follows: First, all persons (other than Company, the requesting holders of Registrable Shares, the requesting holders of BAM Shares and the requesting

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Stockholders) who have requested shares to be registered shall be reduced in the manner provided by Company. In the event that the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall be further reduced pro rata among the requesting holders of Registrable Shares according to the number of shares requested by each such holder to be registered. In the event the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters then the number of shares shall be reduced among the requesting holders of BAM Shares in accordance with the BAM Registration Rights. In the event the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters then the number of shares shall be reduced among the requesting Stockholders in accordance with Article IV of the Stockholders Agreement. Notwithstanding the foregoing provisions, Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Shares. There shall be no limit to the number of registrations of Registrable Shares which may be effected under this Section 2.

     SECTION 3.  Demand Registration.
                 -------------------

          (a) The holders of the Registrable Shares at any time after the date of the Agreement and prior to the time Company is eligible to file a registration statement on Form S-3 or similar short-form registration, may request Company to register under the Securities Act all or a portion of the Registrable Shares held by them for sale in the manner specified in such notice; provided that (i) the reasonably anticipated aggregate net proceeds to the sellers from such public offering would exceed $30,000,000 and (ii) subject to
Section 3(c), no such request may be made more than once every nine months. Notwithstanding anything to the contrary herein, no request may be made under this Section 3 within 90 days after the effective date of a registration statement filed by Company covering a firm commitment underwritten public offering in which the holders of Registrable Shares shall have been entitled to join pursuant to Section 2 and in which there shall have been effectively registered all Registrable Shares as to which registration shall have been requested. Company shall be obligated to register the Registrable Shares pursuant to this Section 3(a) on three (3) occasions only; provided, however, that such obligations shall be deemed satisfied only when a registration statement covering all of the Registrable Shares specified in the notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto unless any such registration statement does not become effective due to the withdrawal of 66 2/3% of the Registrable Shares to be registered. Notwithstanding the foregoing, in the event Company is entitled to use Form S-3 or similar short-form registration but later is unable to do so, then to the extent the holders have not exercised their three demand rights under this Section 3(a), they shall be eligible to do so under this Section 3(a) until such time as Company again is entitled to use Form S-3 or similar short-form registration.

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          (b)  Following receipt of any notice under this Section 3, Company shall immediately notify all holders of Registrable Shares from whom notice has not been received that a request for registration pursuant to Section 3(a) has been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the requesting holders, the number of shares of Registrable Shares specified in such notice (and in all notices received by Company from other holders within twenty (20) days after the giving of such notice by Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the Registrable Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of Company, which approval shall not be unreasonably withheld or delayed.

          (c) Company shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the requesting holders, shares of Company's securities to be sold by Company for its own account, and shares of any other person having registration rights with respect to Company's securities except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Shares to be sold, then the number of shares to be registered and sold shall be reduced as follows:
First, the shares of Company securities requested to be registered by shareholders with "piggyback" or other registration rights (other than the Stockholders, the holders of BAM Shares and the holders of the Registrable Shares) shall be reduced at the direction of Company in accordance with the opinions of the underwriters participating in the public offering. In the event that the elimination of all of such shares is not sufficient to reduce the number of shares of Company's securities to be registered to the number recommended by the underwriters, then the number of shares to be registered by Company shall then be reduced. In the event that the number of shares requested to be registered after such reduction shall still be in excess of the number of shares requested to be registered by the underwriters, then the number of shares of Registrable Shares shall be reduced pro rata according to the number of shares requested by each such holder to be registered. In the event the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall be reduced among the requesting holders of BAM Shares in accordance with the BAM Registration Rights. In the event the number of shares requested to be registered after such reduction shall still be in excess of the number of shares recommended to be registered by the underwriters, then the number of shares shall be reduced among the requesting Stockholders in accordance with Article IV of the Stockholders Agreement. In the event the number of shares requested to be registered by the holders of Registrable Shares under this Section 3 is reduced to any extent as a result of this Section 3(c), then (i) the holders of Registrable Shares shall not be deemed to have exercised a demand right pursuant to this Section 3, (ii) the holders of Registrable Shares shall be entitled to make another request to register all or a portion of the Registrable Shares at anytime after 30 days after the date of the initial request and (iii) Company shall use its reasonable best efforts to file a registration statement pursuant to a request made under (ii) above as promptly as possible. Except as provided in this Section 3 and except for registration statements on Forms S-4, S-8 or any successor or similar forms thereto and except for a registration statement being filed as a result of a request made pursuant to the foregoing sentence, Company will not file with the Commission any other registration statement with respect to its equity securities, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3 until ninety (90) days after the commencement of the public offering of the Registrable Shares covered by the registration statement requested pursuant to this Section 3.

     SECTION 4.  Registration on Form S-3.  The holders of Registrable Shares
                 ------------------------
may request at any time that Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the Registrable Shares provided that (i) the reasonably anticipated aggregate price to the public of the Registrable Shares to be offered would exceed $30,000,000 (or such lower amount in the case of a request by the holder to register the balance of the Registrable Shares), and (ii) Company is a registrant entitled to use Form S-3 or any successor thereto to register such Registrable Shares. Promptly following receipt of any notice under this Section 4, Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Shares specified in such notice. Whenever Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Shares, each of the procedures and requirements of Section 3 and 5 (including but not limited to the requirement that Company notify all holders of Registrable Shares from whom notice has not been received and provide them with the opportunity to participate in the offering, subject to the priority provisions set forth therein) shall apply to such registration. There is no limit on the number of requests that can be made pursuant to this Section 4, subject to such requests meeting the requirements set forth above.

     SECTION 5.  Registration Procedures.  If and whenever Company is required
                 -----------------------
by the provisions of Sections 2, 3 or 4 to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities, which in the case of Section 3 shall be on Form S-1 or other available form satisfactory to the holders with respect to such securities, and cause such registration statement to become and remain effective for the period specified in Section 5(i);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) below and comply with the provisions of the Securities Act with

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respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Registrable Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

          (d) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange or market on which the securities of Company, if applicable, is then listed or quoted or, if the Registrable Shares are not then listed on a securities exchange, and if the NASD is reasonably likely to permit the inclusion of the Registrable Shares on NASDAQ, use its best efforts to facilitate the inclusion of the Registrable Shares on NASDAQ;

          (f) immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) at the request of any seller of Registrable Shares, use its best efforts to furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by

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such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (h) (i) make available for inspection by each seller of Registrable Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Company, (ii) cause Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and (iii) provide each seller and its counsel with the opportunity to participate in the preparation of such registration statement;

          (i) with respect to any registration statement pursuant to which Registrable Shares are to be sold pursuant to Sections 2, 3 or 4, Company shall use its best efforts to cause such registration statement to become and remain effective for one hundred and eighty (180) days;

          (j) notify each seller of Registrable Shares and each underwriter, if any, promptly, (i) of any request by the Commission for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceeding for such purpose, or (iii) of the receipt by Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (k) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any qualification referred to in paragraphs (j) (ii) and (j) (iii) at the earliest possible moment;

          (l) if any event contemplated by paragraph (f) shall exist, subject to Section 10, prepare and furnish to such sellers a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein

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or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (m) not later than the effective date of the registration statement, provide a CUSIP number for all Registrable Shares and provide the applicable transfer agent or agents with printed certificates or instruments for the Registrable Shares which are in a form eligible for deposit with Depository Trust Company or other transferee and otherwise meeting the requirements of any securities exchange or other trading market on which such Registrable Shares are listed or traded; and

          (n) enter into such agreements and take such other actions as the sellers of Registrable Shares and the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Shares including, without limitation, preparing for and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition. In connection with each registration hereunder, the sellers of Registrable Shares will furnish to Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws. In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Company's size and investment stature (it being understood that Company will not require a selling stockholder to make any representation, warranty or agreement in such agreement other than with respect to such stockholder, the ownership of such stockholder's securities being registered and such stockholder's intended method of disposition). The representations and warranties by, and the other agreements on the part of, Company to and for the benefit of the underwriters in such written agreement with the underwriters shall also be made to and for the benefit of the selling stockholders. In the event that any condition to the obligations under any such written agreement with the underwriters is not met or waived, and such failure to be met or waived is not attributable to the fault of the selling stockholders requesting a demand registration pursuant to Section 3, such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 3.

     SECTION 6.  Expenses.  All Registration Expenses shall be borne by Company
                 --------
whether or not the registration statement has become effective. All Selling Expenses shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than Company (except to the extent Company shall be a seller) as they may agree.

     SECTION 7.  Indemnification and Contribution.
                 --------------------------------

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          (a)  In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Sections 2, 3 or 4, Company will indemnify and hold harmless each seller of such Registrable Shares thereunder, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such seller, such underwriter or such controlling person specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless Company, each person, if any, who controls Company within the meaning of the Securities Act, each officer of Company who signs the registration statement, each director of Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Shares covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party exercising rights under the Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7, or
(iii) the

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indemnification provided for by this Section 7 is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein; then, and in each such case, Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (x) above but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities (taking into account the portion of the proceeds of the offering received by each such party) as well as the statements or omissions which resulted in such losses, claims, damages or liabilities and any other relevant equitable considerations. No holder of Registrable Shares will be required to contribute any amount in excess of the proceeds received by such holder in respect of all such Registrable Shares offered and sold by it pursuant to such registration statement and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     SECTION 8.  Changes in Common Stock; Successor.  (a)  If, and as often as,
                 ----------------------------------
there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          (b) If Company consolidates or merges into or with, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or a majority of its assets to any person or group, or any person or group consolidates with, or merges into or with, Company, each holder of Registrable Shares shall, as a condition to the relevant transaction involving such person, group or successor in business, be granted by such person, group or successor in business (each a "Successor"), equivalent rights granted in hereunder.

     SECTION 9.  Rule 144 Reporting.  With a view to making available the
                 ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Shares to the public without registration, at all times ninety (90) days after any registration statement covering a public offering of securities of Company under the Securities Act shall have become effective, Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Registrable Shares forthwith upon request a written statement by Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Company, and such other reports and documents so filed by Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration.

     SECTION 10.  Suspension of Registration Obligations.  Except as otherwise
                  --------------------------------------
set forth in Section 3(c) (as the same may be applicable under Section 4) and notwithstanding the provisions of Section 5(a), (i) Company's obligation to file a registration statement, or cause such registration statement to become and remain effective (a) may be suspended on one occasion for a period not to exceed one hundred and eighty (180) days if there exists at the time material nonpublic information relating to Company which, in the reasonable opinion of Company, should not be disclosed (b) shall not apply for the period which begins seven days prior to and ends 90 days after the commencement of a public offering of securities, so long as Company has fulfilled its notice obligations under Sections 2, 3 or 4 with respect to such offering and (ii) if a public offering of securities has been previously commenced, neither the Company nor any controlling person of the Company shall commence another public offering of the securities until 90 days after the commencement of such prior offering.

     SECTION 11.  Other Stockholders and Registration Rights.  From and after
                  ------------------------------------------
March 5, 1999, through the date hereof, Company has not amended any registration rights agreement or grant of registration rights in effect on March 5, 1999, nor has it granted any additional demand or piggyback registration rights to any individual or entity. The Company hereby represents that, other than pursuant to the Stockholders Agreement, a letter agreement granting Robert and Barbara Crown a separate demand registration right and the BAM Registration Rights, the Company has not granted any persons any registration rights in respect of the common stock of the Company or security convertible into common stock. The Company shall not permit any additional parties to be designated as "Stockholders" under the Stockholders Agreement, except for transferees of Stockholders permitted under the Stockholders Agreement. The Company agrees that it will not enter into any registration rights with any person that include provisions designed to circumvent the provisions of these registration rights.

     SECTION 12.  Transferability of Registration Rights.  Registration rights
                  --------------------------------------
conferred herein on the holders of Registrable Shares shall inure to the benefit of their successors and transferees.

     SECTION 13.  Withdrawals.  Any holder of Registrable Shares may at any time
                  -----------
withdraw any request made pursuant to Section 2, 3 or 4 for registration of its Registrable Shares; provided, however, that to the extent that such withdrawal
                    --------  -------
or withdrawals result in a termination of any offering proposed to be made pursuant to Section 3 or 4, Company shall be deemed, for purposes of determining the continuing rights of holders of Registrable Shares hereunder, to have consummated such offering for purposes of Section 3 or 4 unless such holder(s) agree to (and actually do) reimburse Company for all Registration Expenses incurred by Company in connection with such terminated offering. Anything herein to the contrary notwithstanding, the provisions of this Section 13 shall not be applicable in the event that any such withdrawal(s) resulting in such termination is or are effected on account of (a) Company's failure to disclose any material fact required to be disclosed in the registration statement or any prospectus relating to such offering or (b) any material adverse change in Company, its business, assets or condition (financial or other).

     SECTION 14.  General Provisions.
                  ------------------

          (a)     Remedies.  Each holder of Registrable Shares, in addition to
                  --------
being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by Company of its obligations to register the Registrable Shares will be entitled to specific performance of its rights under this Agreement. Company acknowledges and agrees that monetary damages would not be adequate compensation for loss incurred by reason of a breach by it of any of the provisions of this Agreement and agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)     Notices.  Whenever any notice, demand or request is required
                  -------
or permitted under this Agreement, such notice, demand or request shall be in writing and shall be delivered by hand, be sent by registered or certified mail, postage prepaid, return receipt requested, or be sent by nationally recognized commercial courier for next business day delivery, to the addresses set forth below, or to such other addresses as are specified by written notice given in accordance herewith, or shall be transmitted by facsimile to the number for each party set forth below, or to such other numbers as are specified by written notice given in accordance herewith. All notices, demands or requests delivered by hand shall be deemed given upon the date so delivered; those given by mailing as hereinabove provided shall be deemed given on the date of deposit in the United States Mail; those given by commercial courier as hereinabove provided shall be deemed given on the date of deposit with the commercial courier; and those given by facsimile shall be deemed given on the date of facsimile transmittal. Nonetheless, the time period, if any, in which a response to any notice, demand or request must be given shall commence to run from the date of receipt of the notice, demand or request by the addressee thereof. Any notice, demand or request not received because of changed address or facsimile number of which no notice was given as hereinabove provided or because of refusal to accept delivery shall be deemed received by the party to whom addressed on the date of hand delivery, on the date of facsimile transmittal, on the first calendar day after deposit with commercial courier, or on the third calendar day following deposit in the United States

Mail, as the case may be. The address for any transferee of the Registrable Shares shall be the most current address given by such holder to Company in accordance with the provisions of this Section 14(b).

If to Company:                          If to BMI:

Crown Castle International Corp.        BellSouth Mobility Inc
510 Bering Drive, Suite 500             1100 Peachtree Street, NE, 10th Floor
Houston, Texas 77057                    Atlanta, GA  30367
Facsimile No.:  (713) 570-3150          Facsimile No.:  (404) 249-0922
Attention:  Chief Executive Office      Attention:  Kerwin Gray, Esq.
            General Counsel

with a copy to:                         with a copy to:

Cravath, Swaine & Moore                 BellSouth Corporation
825 Eighth Avenue, Worldwide Plaza      1155 Peachtree Street, NE, 18th Floor
New York, New York 10019-7475           Atlanta, GA  30309
Facsimile No.:  (212) 474-3700          Facsimile No.:  (404) 249-2629
Attention:  Stephen L. Burns            Attention:  E. John Whelchel, Esq.

          (c)  Facsimile as Writing.  The parties expressly acknowledge and
               --------------------
agree that, notwithstanding any statutory or decisional law to the contrary, the printed product of a facsimile transmittal shall be deemed to be "written" and a "writing" for all purposes of this Agreement.

          (d)  Binding Effect.  This Agreement shall be binding upon and
               --------------
enforceable against, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          (e)  Third Party Beneficiaries.  The holders of Registrable Shares
               -------------------------
shall be third party beneficiaries to this Agreement and shall have the right to enforce this Agreement to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of holders hereunder.

          (f)  Headings.  The use of headings, captions and numbers in this
               --------
Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement.

          (g)  Pronouns.  Wherever appropriate in this Agreement, personal
               --------
pronouns shall be deemed to include the other genders and the singular to include the plural.

          (h)  Severability.  If any term, covenant, condition or provision of
               ------------
this Agreement, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

          (i)  Non-Waiver.  Failure by either party to complain of any action,
               ----------
non-action or breach of the other party shall not constitute a waiver of either aggrieved party's rights hereunder. Waiver by either party of any right arising from any breach of the other party shall not constitute a waiver of any other right arising from a subsequent breach of the same obligation or for any other default, past, present or future.

          (j)  Rights Cumulative.  All rights, remedies, powers and privileges
               -----------------
conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law.

          (k)  Time of Essence.  Time is of the essence of this Agreement.
               ---------------
Anywhere a day certain is stated for payment or for performance of any obligation, the day certain so stated enters into and becomes a part of the consideration for this Agreement. If any date set forth in this Agreement shall fall on, or any time period set forth in this Agreement shall expire on, a day which is a Saturday, Sunday or federal holiday, such date shall automatically be extended to, and the expiration of such time period shall automatically to be extended to, the next day which is not a Saturday, Sunday, federal or state holiday or other non-business day. The final day of any time period under this Agreement or any deadline under this Agreement shall be the specified day or date, and shall include the period of time through and including such specified day or date.

          (l)  Applicable Law.  This Agreement shall be governed by, construed
               --------------
under and interpreted and enforced in accordance with the laws of the State of Georgia, without regard of conflicts of law.

          (m)  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
of the parties with respect to the subject matter hereof, and all representations, warranties, inducements, promises or agreements, oral or otherwise, between the parties not embodied in this Agreement shall be of no force or effect.

          (n)  Modifications.  This Agreement shall not be modified or amended
               -------------
in any respect except by a written agreement executed by the parties in the same manner as this Agreement is executed.

          (o)  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

          (p)  Attorneys' Fees.  In the event of any litigation arising under or
               ---------------
in connection with this Agreement, the prevailing party shall be entitled to recover from the other party the expenses of litigation (including reasonable attorneys' fees, expenses and disbursements) incurred by the prevailing party.

          (q)  Authority.  Each party hereto warrants and represents that such
               ---------
party has full and complete authority to enter into this Agreement and each individual executing this Agreement on behalf of a party warrants and represents that he has been fully authorized to execute this Agreement on behalf of such party and that such party is bound by the signature of such representative.

          (r)  Counsel.  Each party hereto warrants and represents that such
               -------
party has been afforded the opportunity to be represented by counsel of its choice in connection with the execution of this Agreement and has had ample opportunity to read, review, and understand the provisions of this Agreement.

          (s)  No Construction Against Preparer. No provision of this Agreement
               --------------------------------
shall be construed against or interpreted to the disadvantage of either party by any court or other governmental or judicial authority by reason of such party's having or being deemed to have prepared or imposed such provision.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

                                        Company:

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:   /s/ Kathy Broussard
                                           -------------------------------------
                                           Name:  Kathy Broussard
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                        BMI:

                                        BELLSOUTH MOBILITY INC.

                                        By:   /s/ Joel L.A. Peterson
                                           -------------------------------------
                                           Name:  Joel L.A. Peterson
                                                --------------------------------
                                           Title: AVP
                                                 -------------------------------